UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 19, 2013, Total System Services, Inc. (“TSYS”) and General Merger Sub, Inc., a wholly-owned merger subsidiary of TSYS (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire NetSpend Holdings, Inc. (“NetSpend”). On May 29, 2013, in connection with the memorandum of understanding described below, TSYS, Merger Sub and NetSpend entered into an amendment to the Merger Agreement (the “Amendment”) pursuant to which: (i) the termination amount payable to TSYS upon termination of the Merger Agreement in order to accept a Superior Proposal (as defined in the Merger Agreement), is reduced from $52.6 million to $44.0 million; (ii) in the event the NetSpend stockholders fail to approve the adoption of the Merger Agreement at the special meeting and the Merger Agreement is subsequently terminated, the tail period for certain transactions that could trigger a termination fee is reduced from twelve months to eight months after termination; (iii) the matching period for notice to TSYS before NetSpend may enter into a Superior Proposal (as defined in the Merger Agreement) is reduced from five business days to three business days; and (iv) TSYS waives its rights under a provision in the Merger Agreement that would permit it to delay the closing for up to 12 business days after the stockholder vote even if the other conditions to closing were satisfied.

The Merger Agreement, as amended, remains in full force and effect. The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to TSYS’ Current Report on Form 8-K filed with the SEC on February 19, 2013 and is incorporated in its entirety herein by reference. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated in its entirety herein by reference.

Item 8.01.	Other Events.

Preliminary Settlement of Certain Litigation

As previously disclosed, a putative class action entitled Koehler v. NetSpend Holdings, Inc. et. al. (the “Koehler action”) was filed in the Court of Chancery of the State of Delaware on March 1, 2013 and a putative class action entitled Bushansky v. NetSpend Holdings, Inc. et al. (together with the Koehler action, the “Actions”) was filed in the District Court of Travis County, Texas on February 25, 2013, each in connection with the TSYS’ proposed merger with NetSpend pursuant to the Merger Agreement. On May 21, 2013, the Delaware Chancery Court issued a memorandum opinion in the Koehler action denying the plaintiff’s motion for a preliminary injunction, which sought to enjoin a shareholder vote on the proposed merger.

While TSYS and the other defendants believe that each of the Actions is without merit, in an effort to minimize the cost and expense of any litigation relating to such Actions, on May 29, 2013, the defendants reached an agreement in principle with the plaintiffs regarding settlement of the Actions. In connection with the settlement contemplated by that agreement in principle, as set forth in a Memorandum of Understanding (“MOU”), dated as of May 29, 2013, the Actions and all claims asserted therein will be dismissed. Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, TSYS agrees to make certain amendments to the Merger Agreement as described in Item 1.01 above. The MOU further provides that, consistent with the terms of the Merger Agreement, prior to the receipt of approval of the NetSpend stockholders, NetSpend may furnish information to, and engage in discussions and negotiations with, third parties who make unsolicited bona fide acquisition proposals if certain conditions are met. In addition, the parties have agreed that the special meeting of NetSpend stockholders that is currently scheduled to be held on May 31, 2013 will be adjourned to June 18, 2013. There can be no assurance that the court will approve the settlement, or that any eventual settlement will be under the same terms as those contemplated by the agreement in principle.

The adjournment of the special meeting is not expected to affect the timing of the closing of the merger, which is still expected to be in mid-2013.

The foregoing description of the MOU is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the MOU, which is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

Supplement to Proxy Statement

On May 29, 2013, NetSpend amended its proxy disclosure, as described in its Current Report on Form 8-K issued on that date, to reflect the terms of the Amendment, as described in Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amendment to the Agreement and Plan of Merger, dated May 29, 2013.

99.1	Memorandum of Understanding, dated May 29, 2013.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, the expected consummation of the merger. These statements are based on the current beliefs and expectations of TSYS’ and NetSpend’s management, as applicable, and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate NetSpend’s operations into those of TSYS; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at NetSpend; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; shareholder approval or other conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; failure to complete the contemplated financing transactions to fund the purchase price of the merger; the amount of the costs, fees, expenses and charges related to the merger and the financing transactions necessary to complete the merger; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger. For further information regarding the risks associated with TSYS’ and NetSpend’s businesses, please refer to the respective filings with the SEC, including Annual Reports on Form 10-K for the most recently ended year, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The parties believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Neither TSYS nor NetSpend assumes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: May 29, 2013	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amendment to the Agreement and Plan of Merger, dated May 29, 2013.

99.1	Memorandum of Understanding, dated May 29, 2013.

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